IVY FUNDS

Supplement dated August 4, 2008
to the
Ivy Fixed Income and Money Market Funds Prospectus dated July 31, 2008

The following information replaces the disclosure regarding the management of Ivy Limited-Term Bond Fund in the Section entitled "Portfolio Management":

Ivy Limited-Term Bond Fund: Effective August 15, 2008, Mark Otterstrom is primarily responsible for the day-to-day management of Ivy Limited-Term Bond Fund. Mr. Otterstrom is Senior Vice President of Ivy Investment Management Company (IICO) and Waddell & Reed Investment Management Company (WRIMCO). He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

The following information replaces the disclosure regarding the management of Ivy Municipal Bond Fund in the Section entitled "Portfolio Management":

Ivy Municipal Bond Fund: Effective August 15, 2008, Bryan J. Bailey is primarily responsible for the day-to-day management of Ivy Municipal Bond Fund. He is Senior Vice President of IICO and WRIMCO. Mr. Bailey has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since July 1993. Mr. Bailey earned a BS degree in business from Indiana University, and an MBA in financial management/statistics from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst.